[LETTERHEAD OF GRANITE STATE BANKSHARES]
           122 West Street
           Post Office Box 627
           Keene, New Hampshire 03431-0627
           Telephone: 603/352-1600


                                                              March 18, 1996

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Granite State Bankshares, Inc. ("Granite State" or the "Company"), to be held on April 9, 1996 at 10:00 a.m., at the Keene Country Club, Keene, New Hampshire.

      Matters to be considered at the Annual Meeting include the election of two directors, and the ratification of the appointment of independent auditors for the fiscal year ending December 31, 1996. During this meeting, we will also report on the operations of Granite State. Directors and officers of Granite State, as well as representatives of Grant Thornton LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" each of the nominees listed under Proposal 1 and "FOR" Proposal 2.

      Detailed information concerning the activities and operating performance of Granite State during the year ended December 31, 1995, is contained in our annual report, which is enclosed.

      I hope you will be able to attend this meeting in person. Whether or not you expect to attend, I urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

      We look forward to seeing you at the Annual Meeting.

                                        Sincerely,

                                        /s/ CHARLES W. SMITH
                                        Charles W. Smith











                       GRANITE STATE BANKSHARES, INC.
                               122 WEST STREET
                         KEENE, NEW HAMPSHIRE 03431
                               (603) 352-1600


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 9, 1996


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Granite State Bankshares, Inc. will be held on April 9, 1996, at 10:00 a.m., at the Keene Country Club, West Hill Road, Keene, New Hampshire.

      A proxy statement and proxy card for this Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

      1. The election of two directors for terms of three years each or until their successors are elected and qualified;

      2. The ratification of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 31, 1996; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any such other business.

      Pursuant to the Bylaws, the Board of Directors has fixed March 11,1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of Common Stock of the Company as of the close of business on March 11, 1996 will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

      EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF GRANITE STATE A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

                                        By Order of the Board of Directors


                                        /s/ CHARLES B. PAQUETTE
                                        Charles B. Paquette
                                        Secretary

Keene, New Hampshire
March 18, 1996




                       GRANITE STATE BANKSHARES, INC.
                               122 WEST STREET
                         KEENE, NEW HAMPSHIRE 03431


                               PROXY STATEMENT
                       ANNUAL MEETING OF STOCKHOLDERS
                       GRANITE STATE BANKSHARES, INC.
                                APRIL 9, 1996


SOLICITATION AND VOTING OF PROXIES

      This proxy statement is being furnished to stockholders of Granite State Bankshares, Inc. ("Granite State" or the "Company"), in connection with the solicitation by the Board of Directors of the Company ("Board of Directors" or the "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting") to be held on April 9, 1996, at the Keene Country Club, Keene, New Hampshire, at 10:00 a.m., and at any adjournments thereof.

      This proxy statement and the accompanying proxy card are initially being mailed to recordholders on or about March 18, 1996.

      Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF GRANITE STATE WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, AND FOR THE RATIFICATION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof, including any motion to adjourn the Annual Meeting in order to solicit additional proxies or otherwise.
















      The cost of solicitation of proxies in the form enclosed herewith will be borne by Granite State. In addition to the solicitation of proxies by mail, Registrar and Transfer Company, a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee estimated to be $2,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company or Granite Bank, a subsidiary of the Company (the "Bank"), without additional compensation therefor. Granite State will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

REVOCATION OF PROXY

      A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Annual Meeting.

VOTING SECURITIES

      The securities which may be voted at the Annual Meeting consist of shares of common stock of Granite State, par value $1.00 per share (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting.

      The close of business on March 11, 1996 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and any adjournments thereof. On the Record Date, Granite State had 2,022,781 shares of Common Stock outstanding.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or to ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under New Hampshire law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of shares voted, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.








      Concerning all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters shall be determined by a majority of the votes entitled to be voted. Hence, shares as to which the "ABSTAIN" box has been selected on the proxy card and broker non-votes will have the effect of a negative vote as to that matter.

      Proxies solicited hereby will be returned to the proxy solicitors or the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board. After the final adjournment of the Annual Meeting, the proxies will be returned to the Board for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act") by such persons or groups. Other than those persons listed below, the Company is not aware of any person or group that owns more than 5% of the Company's Common Stock as of the Record Date.

TITLE OF             NAME AND ADDRESS            AMOUNT AND NATURE OF    PERCENT OF
 CLASS              OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP       CLASS
-----------------------------------------------------------------------------------

Common Stock   Granite State Bankshares, Inc.         183,414<F1>           9.07%
                Employee Stock Ownership
                Plan and Trust ("ESOP")
                122 West Street
                Keene, New Hampshire 03431

Common Stock   Charles W. Smith                       129,336<F2>           6.21%
                P.O. Box 587
                Spofford, New Hampshire 03462

Common Stock   Charlton MacVeagh, Jr.                 110,056               5.44%
                Cloudlands
                Marlboro, New Hampshire 03455

-------------------

<F1> Messrs. Cole, Smedley and Smith serve as the administrative committee of the ESOP (the "ESOP Committee"). In addition, Future Planning Associates, Inc., an unrelated corporate trustee has been appointed ESOP Trustee ("ESOP Trustee"). Includes 183,414 shares held in the ESOP Trust which have been allocated to participants, which will be voted by the ESOP Trustee as directed by such participants.




<F2> Includes 60,400 shares underlying options which Mr. Smith has the immediate right to acquire and 29,486 shares held in the ESOP Trust over which Mr. Smith has voting rights.

               PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
                     PROPOSAL 1 -- ELECTION OF DIRECTORS

      Pursuant to its Bylaws, Granite State currently has eight (8) directors. The Bylaws previously provided for nine (9) directors; however, effective May 8, 1995, the Bylaws were amended to reduce the number of directors to eight (8). Directors of the Company are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified. The Bylaws of Granite State provide that no person may serve as director after attaining 70 years of age, provided that if a person had attained age 70 as of June 13, 1994, such person may serve as director until the earlier of the expiration of their remaining term or the attainment of age 75.

      All nominees named are presently directors of the Company. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and Granite State.

      In the event that such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card if executed and returned will be voted FOR the election of all nominees proposed by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE
 OFFICERS

      The following table sets forth, as of the Record Date, the names of nominees, continuing directors and "named executive officers", as defined below, their ages, the year in which each became a director and the year in which their terms (or in the case of nominees, their proposed terms) as director of the Company expire and the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group as of the Record Date.












                                                EXPIRATION                             PERCENT
                                     DIRECTOR   OF TERM AS    AMOUNT AND NATURE OF       OF
NAME                           AGE    SINCE      DIRECTOR    BENEFICIAL OWNERSHIP<F1>   CLASS
----------------------------------------------------------------------------------------------

NOMINEES
Jane B. Reynolds               66      1986        1999         10,805<F3>               .53%
William Smedley, V             64      1986        1999         20,250                  1.00%

CONTINUING DIRECTORS

Stacey W. Cole                 74      1986        1997          6,300                   .31%
Philip M. Hamblet              50      1990        1997         27,847                  1.38%
James L. Koontz                61      1994        1997          2,760                   .14%
Charles W. Smith               53      1986        1998        129,336<F2><F4>          6.21%
C. Robertson Trowbridge        64      1988        1998         17,563                   .87%
James C. Wirths III            59      1994        1998         14,500                   .72%

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

William C. Henson              40       --          --          37,125<F5><F6>          1.81%
Charles B. Paquette            43       --          --          62,718<F5><F6><F7>      3.05%
William G. Pike                44       --          --          25,069<F5><F6>          1.23%
William D. Elliott             48       --          --          39,012<F5><F6>          1.92%
All directors and executive officers
 as a group (15 persons)                                       421,467<F8><F9><F10>    19.45%

-------------------

<F1>   Includes all shares of stock owned by each director or named executive officer, their spouse, or as custodian or trustee for minor children, over which shares such individuals effectively exercise sole or shared voting or investment power.

<F2>   Includes 29,486 shares accrued under the ESOP Trust for the benefit of Mr. Smith and over which Mr. Smith has current voting rights.

<F3>   Includes 4,800 shares as to which Ms. Reynolds is co-trustee and thereby shares voting and dispositive power.

<F4>   Includes 60,400 shares subject to options granted to Mr. Smith pursuant to the Granite State Bankshares, Inc. Stock Option Plan (the "Stock Option Plan"), which became exercisable effective April 24, 1993.

<F5>   Includes 13,120 shares, 14,040 shares, 3,032 shares and 3,766 shares accrued under the ESOP Trust for the benefit of Messrs. Henson, Paquette, Pike and Elliott, respectively, and over which they have current voting rights.

<F6>   Includes 24,000 shares, 31,200 shares, 14,000 shares and 14,000 shares subject to options granted to Messrs. Henson, Paquette, Pike and Elliott, respectively, pursuant to the Stock Option Plan which became exercisable effective April 24, 1993.



<F7>   Includes 2,925 shares as to which Mr. Paquette is trustee and thereby has voting and dispositive power.

<F8>   Excludes shares held by the ESOP that are allocated to non-executive officers and employees.

<F9>   Includes shares owned by three persons who are members of the Board of Directors of Granite Bank, but not of the Company.

<F10>  Includes 143,600 shares subject to options granted to executive officers, pursuant to the Stock Option Plan, which options became exercisable effective April 24, 1993, and 63,444 shares accrued under the ESOP Trust for the benefit of the executive officers and over which the executive officers have current voting rights.

DIRECTORS' PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE FOR FIVE YEARS

      Stacey W. Cole is Chairman of the Board of Granite Bank. Mr. Cole is the retired Executive Director of the New Hampshire Petroleum Council, a division of the American Petroleum Institute Trade Association.

      Philip M. Hamblet is President of Fred H. Hamblet, Inc. an electrical contracting firm.

      Jane B. Reynolds has been active in community affairs, serving as a trustee of Cheshire Hospital.

      William Smedley, V, is the Vice President of Human Resources at National Grange Mutual Insurance Co., Keene, New Hampshire.

      Charles W. Smith is Chairman of the Board and Chief Executive Officer of Granite State. Mr. Smith has been the President and Chief Executive Officer of Granite Bank since October 1982.

      C. Robertson Trowbridge is Chairman of the Board of Yankee
Publishing, Inc., a publishing firm.

      James L. Koontz is President and Chief Executive Officer of
Kingsbury Corporation, a manufacturer of factory automation and machine tools.

      James C. Wirths, III is Vice President of Finance and Treasurer of Tilcon-Arthur Whitcomb, Inc., a building supplier of ready-mix concrete.















COMMITTEES OF THE BOARD OF GRANITE STATE

      Granite State's Board of Directors has appointed an Executive Committee consisting of Messrs. Smith, Cole and Koontz and Mrs. Reynolds, an Audit Committee composed of Messrs. Wirths, Hamblet and Koontz and a Personnel Committee which serves as the Company's Compensation Committee consisting of Messrs. Smedley, Smith, Cole and Koontz and Mrs. Reynolds. The Board of Directors of Granite State does not have a standing Nomination Committee. The Executive Committee met separately 4 times from the Board of Directors during 1995, the Audit Committee met 2 times and the Personnel Committee met 3 times. The Executive Committee is vested with the authority of the Granite State Board in most matters between meetings of the Granite State Board. The Audit Committee reviews audit procedures and internal controls at the Company and the report and performance of the Company's independent auditors. The Personnel Committee determines compensation for the officers and other employees of the Company, as well as reviewing the employee benefit plans of the Company. The Company's Board of Directors met 5 times, and Granite Bank's Board of Directors met 13 times in 1995. All directors were present for at least 75% of the meetings of the Board and the Committees of which they were a member.

DIRECTORS' COMPENSATION

      Directors' Fees. The directors of Granite State are paid $700 for each Board of Directors meeting attended and $150 for each committee meeting attended. The directors of Granite State who are also directors of Granite Bank, are paid $700 for attendance at board meetings and $150 for each committee meeting attended of the subsidiary. Additionally, the Chairman of the Board of Directors of the Bank is also paid a $1,500 annual retainer. The directors may elect to defer their compensation.

EXECUTIVE COMPENSATION

      Summary Compensation Table. The following table shows, for the years ending December 31, 1995, 1994 and 1993, the cash compensation paid by Granite State or its subsidiary, as well as certain other forms of compensation paid or accrued for those years, to the executive officers of the Company who each received total salary and bonus in excess of $100,000 in 1995 ("Named Executive Officers").




















                                                                                                     LONG TERM
                                                                   ANNUAL COMPENSATION              COMPENSATION
                                                       ------------------------------------------   ------------
                                                                                                       AWARDS
                                                                                                    ------------
                                                                                                     SECURITIES
                                                                                     OTHER           UNDERLYING
                                                                                     ANNUAL           OPTIONS      ALL OTHER
NAME AND PRINCIPAL POSITION                     YEAR    SALARY($)     BONUS($)  COMPENSATION($)<F4>   (#)<F2>     COMPENSATION<F3>
----------------------------------------------------------------------------------------------------------------------------------

Charles W. Smith                                1995   $235,800<F1>   $79,380           $ --            --          $29,049
 Chairman of the Board of Granite State;        1994    219,425<F1>    63,000             --            --           17,609
 President and Chief Executive Officer of       1993    206,800<F1>    20,000             --            --           16,245
 Granite State and Granite Bank

William C. Henson                               1995    113,558        28,390             --            --           18,225
 Executive Vice President of the Company and    1994    108,150        21,630             --            --           11,432
 President, Seacoast Region of the Bank         1993    103,000         7,210             --            --            7,961

Charles B. Paquette                             1995    113,558        28,390             --            --           18,815
 Executive Vice President, Chief Operating      1994    108,150        21,630             --            --           11,694
 Officer and Secretary of the Company and       1993    103,000         7,210             --            --            8,037
 the Bank

William G. Pike                                 1995    113,558        28,390             --            --           11,888
 Executive Vice President and Chief Financial   1994    108,150        21,630             --            --            8,679
 Officer of the Company and the Bank            1993    103,000         7,210             --            --            7,249

William D. Elliott                              1995    113,558        28,390             --            --           12,380
 Executive Vice President and Senior Lending    1994    108,150        21,630             --            --            8,873
 Officer of the Bank                            1993     98,000         6,860             --            --            6,973
-------------------

<F1>  Includes Board of Directors' fees.

<F2>  The Company maintains the Stock Option Plan for the benefit of officers and employees. No options were granted under the Stock Option Plan during the years ending December 31, 1995, 1994 and 1993.

<F3>  Reflects amounts allocated to officers' accounts pursuant to the
      Employee Stock Ownership Plan ("ESOP"). Amounts reflect the number of shares allocated for the respective year, multiplied by the year-end price per share of Common Stock, which were $16.375, $11.375 and $9.50 at December 31, 1995, 1994 and 1993, respectively.

<F4>  For the periods presented, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for each year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) payments of reimbursements for taxes or (e) preferential discounts on stock.



      Employment Agreements. Granite State and Granite Bank have entered into employment contracts with Messrs. Smith, Paquette and Henson. Mr. Smith receives a minimum base salary of $240,408 under this 5 year contract subject to minimum annual increases of 10%. The contract automatically renews each year, so that the remaining term is five years unless notice of nonrenewal is provided by the Board in which event the contract expires five years after such notice. In the event of a change in control as defined in the contract of Granite State or Granite Bank, resulting in a termination of employment, other than for cause, or upon certain other events of termination of employment other than for cause, Mr. Smith would receive a severance payment equal to the greater of the payments remaining under the contract or three times his average annual salary for the five immediately preceding years, plus an accelerated retirement benefit.

      Messrs. Paquette and Henson have entered into contracts for three year terms providing that in the event of a change in control of 20% of any class of equity stock resulting in a termination of employment or upon certain other events of termination of employment, other than for cause, each would receive a severance payment equal to three times their respective average annual salaries (over the last 5 years) plus accelerated retirement benefits and continued health insurance. These contracts automatically renew each year, so that the remaining term is three years, unless notice of nonrenewal is provided by the Board, in which event the contracts expire three years after such notice.

      Under all of the contracts, in the event of a change in control of Granite State or Granite Bank, previously granted but unexercised stock options will become fully vested and accelerated retirement benefits and insurance coverage will be provided and continued. The officer will be reimbursed for all legal expenses incurred in enforcing the employment contract. Such payments will be made and such rights will vest if the officer terminates his employment following a change in control, either involuntarily or voluntarily.

      Under current tax law, certain of the payments that may be made under these agreements in the event of a change in control may not be deductible by Granite State.

      Stock Option Plan. The Board of Directors of Granite State adopted and the stockholders approved the Granite State Bankshares, Inc. Stock Option Plan (the "Stock Option Plan") to promote growth and profitability of the Company. There were no stock options granted under the Stock Option Plan during 1995.

      The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the named executive officers as of December 31,1995. Also reported are the values for "in-the-money" options which represent the spread between the exercise price of such options and the year-end price of Common Stock. No options were exercised in fiscal 1995.









                          FISCAL YEAR OPTION VALUES

                                NUMBER OF                      VALUE OF
                          SECURITIES UNDERLYING               UNEXERCISED
                               UNEXERCISED                   IN-THE-MONEY
                               OPTIONS AT                     OPTIONS AT
                          FISCAL YEAR-END(#)<F1>       FISCAL YEAR-END($)<F1><F2>
                       ---------------------------    ----------------------------
NAME                   EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----------------------------------------------------------------------------------

Charles W. Smith         60,400            0           $687,050          $0
William C. Henson        31,200            0            354,900           0
Charles B. Paquette      31,200            0            354,900           0
William G. Pike          14,000            0            159,250           0
William D. Elliott       14,000            0            159,250           0

-------------------

<F1>  The shares reported hereunder became exercisable on April 24, 1993, and could be acquired by the named executive as of December 31, 1995.

<F2>  Based on the difference between the market price per share of the
      Common Stock on December 31, 1995, which was $16.375 and the exercise price of $5.00 per share.

      Defined Benefit Plan. Granite State provides a defined benefit retirement plan for all eligible employees of Granite State and its subsidiary age 21 or older who have completed at least one year of credited service. Benefits earned become 100% vested after 5 years of vesting service after the attainment of age 18.

      Supplemental Executive Retirement Plan. Effective in January 1993, the Bank adopted the Supplemental Executives' Retirement Plan for Granite Bank (the "SERP"). The SERP is intended to provide certain executives, who are approved by the Board as participants in the SERP and their beneficiaries, with the amount of employer-provided benefits under the Defined Benefit Plan and the Employee Stock Ownership Plan ("ESOP") that the Defined Benefit Plan and the ESOP are not permitted to provide because of the limitations on compensation, benefits, and allocations imposed by
Section 415 and 401(a)(17) of the Internal Revenue Code, and, with respect to the Defined Benefit Plan, the reduction of benefits payable under such plan in the event of retirement prior to attainment of Normal Retirement Age, as defined in such plan. Currently, Mr. Smith is the only designated participant in the SERP. For fiscal 1995, 1994 and 1993, the Bank contributed $80,769, $65,685 and $49,830, respectively, to the SERP Trust.









      The following table indicates the estimated annual benefit payable to employees under the Defined Benefit Plan and SERP by the salary and years of service classifications indicated, assuming retirement at age 65, during 1995 and a straight line annuity form of payment. As of December 31, 1995, Messrs. Smith, Henson, Paquette, Pike and Elliott, had 22 years and 10 months, 15 years, 21 years and 2 months, 4 years and 1 month, and 5 years and 9 months, respectively, of credited service for purposes of the defined benefit retirement plan. Messrs. Smith, Henson and Paquette will have more than the maximum credited service of 30 years at the normal retirement age. Messrs. Pike and Elliott will have 24 years and 9 months and 22 years and 6 months of credited service, respectively, at the normal retirement age.

               BENEFIT BASED UPON YEARS OF CREDITED SERVICE AT AGE 65
 AVERAGE       ------------------------------------------------------
 EARNINGS      10 YEARS    15 YEARS    20 YEARS   25 YEARS   30 YEARS
---------------------------------------------------------------------

 $ 40,000      $ 5,696     $ 8,544     $11,392    $14,240    $17,088
   60,000        9,512      14,268      19,024     23,780     28,536
   80,000       13,512      20,268      27,024     33,780     40,536
  100,000       17,512      26,268      35,024     43,780     52,536
  120,000       21,512      32,268      43,024     53,780     64,536
  140,000       25,512      38,268      51,024     63,780     76,536
  160,000       27,512      41,268      55,024     68,780     82,536
  180,000       27,512      41,268      55,024     68,780     82,536
  200,000       27,512      41,268      55,024     68,780     82,536
  220,000       27,512      41,268      55,024     68,780     82,536
  235,840       27,512      41,268      55,024     68,780     82,536

      Under the Defined Benefit Plan, the maximum benefit payable per year, in 1995, is $120,000. The compensation utilized in the formula to calculate pension benefits consists of the salary reported in the "Summary Compensation Table." The benefit amounts shown in the preceding table are subject to deductions for Social Security benefits or other offset amounts.

INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

      In the ordinary course of business, Granite Bank makes loans to Granite State's and the Bank's directors, officers and parties related to them. Such transactions are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than normal risk of collectibility or present other unfavorable features.











SECTION 16 COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, since January 1, 1995, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10-percent beneficial owners were satisfied except that: 1) Gordon Billipp, a member of the Board of Directors of Granite Bank, but not of the Company, failed to report one transaction involving a gift of shares, which was subsequently reported, and 2) William D. Elliott, Executive Vice President and Senior Lending Officer of Granite Bank, but not of the Company, failed to report two transactions on one Form 4, which were subsequently reported.


       PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended December 31, 1995 were Grant Thornton LLP. The Company's Board of
Directors has reappointed Grant Thornton LLP to continue as independent auditors for the Bank and the Company for the year ending December 31,1996 subject to ratification of such appointment by the stockholders.

      Representatives of Grant Thornton LLP will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                           ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

      To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 1997, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement, not later than November 18,1996. Any such proposal will be subject to 17 C.F.R. 240.14a-8 of the Rules and Regulations under the Exchange Act.






NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

      The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than one hundred twenty (120) days before the date on which the Company's proxy statement was released to stockholders in connection with the previous annual meeting. The advance notice by a stockholder must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and the number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.


          OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at this Annual Meeting, you are urged to return your proxy promptly. If you are present at this Annual Meeting and wish to vote your shares in person, your proxy may be revoked.

      A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO GRANITE STATE BANKSHARES, INC., MR. WILLIAM G. PIKE, EXECUTIVE VICE PRESIDENT, 122 WEST STREET, KEENE, NEW HAMPSHIRE 03431.


By Order of the Board of Directors


/s/ CHARLES B. PAQUETTE
Charles B. Paquette, Secretary
Keene, New Hampshire
March 18, 1996


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.





                                [PROXY CARD]

                               REVOCABLE PROXY
                          GRANITE STATE BANKSHARES


[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                       ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 9, 1996


      The undersigned hereby appoints the Proxy Committee of the Board of Directors, with full power of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at an Annual Meeting of Stockholders ("Meeting") to be held at the Keene Country Club, Keene, New Hampshire at 10:00 a.m. (local time) on April 9, 1996. The Proxy Committee of the Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                  FOR ALL
                                                FOR    WITHHOLD    EXCEPT

1.  The election as directors of all nominees   [ ]       [ ]       [ ]
    listed (except as marked to the contrary below):

     Jane B. Reynolds    William Smedley, V


INSTRUCTION: To withhold your vote for any nominee(s), mark "For All Except" and write that nominee's name on the line below.

___________________________________________________________________________

                                                FOR    AGAINST    ABSTAIN
2.  The ratification of the appointment of      [ ]      [ ]        [ ]
    Grant Thornton LLP as auditors for the
    fiscal year ending December 31, 1996.

Check box if you plan to attend Meeting      ------------------->   [ ]

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, INCLUDING WITHOUT LIMITATION A MOTION TO ADJOURN OR POSTPONE THE ANNUAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES OR OTHERWISE, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.



                                          -----------------------
   Please be sure to sign and date       | Date                  |
    this Proxy in the box below.         |                       |
   --------------------------------------------------------------
  |                                                              |
  |                                                              |
  |                                                              |
   ---Stockholder sign above-----Co-holder (if any) sign above---


DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.


                          GRANITE STATE BANKSHARES

      Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy card prior to a vote being taken on a particular proposal at the Meeting.

      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated March 18, 1996 and the 1995 Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                             PLEASE ACT PROMPTLY
                   SIGN, DATE & MAIL YOUR PROXY CARD TODAY